Exhibit 99.3

September 29, 2015

To Our Shareholders, Policyholders and Other Key Constituents:

Earlier today, Phoenix announced a definitive agreement to be acquired by Nassau Reinsurance Group Holdings L.P. (“Nassau”). This is a transformational event for our company. For 164 years, Phoenix has provided our customers with products and services to protect their financial futures, and today, we’re announcing steps to strengthen and enhance the future prospects for our business.

Nassau will pay Phoenix shareholders $37.50 per share in cash, representing an aggregate equity purchase price of approximately $217 million. After completion of the merger, Phoenix will become a privately held, wholly owned subsidiary of Nassau and will serve as Nassau’s U.S. life and annuity platform. Additionally, Nassau will contribute $100 million in new equity capital into Phoenix to further stabilize and improve Phoenix’s balance sheet as well as providing growth capital.

After considering various strategic alternatives, our Board of Directors initiated a thorough process and determined this transaction is in the best interests of Phoenix and our shareholders. It provides shareholders with a 188% premium over Phoenix’s closing stock price of $13.03 on September 28, 2015, and the additional capital provided by Nassau will make the enterprise financially stronger with enhanced growth prospects, to the benefit of policyholders and other key constituents.

For those of you who may be unfamiliar with Nassau, it is a privately held insurance and reinsurance business focused on acquiring and operating entities in the life, annuity and long-term care sectors. It was founded in April 2015 and is backed by Golden Gate Capital, a private investment firm with more than $15 billion of committed capital. Golden Gate Capital’s unique structure allows it to make long-term investments without artificial timing constraints. Nassau is led by Phillip J. Gass and Kostas Cheliotis, two individuals with significant experience in managing and operating insurance companies. Nassau is well positioned to build and grow Phoenix with a long-term view.

Nassau’s leadership will focus on enhancing Phoenix’s capital strength and flexibility and improving performance, as we continue to strategically grow product sales. Nassau is also confident in the prospects for further expansion of Saybrus, our uniquely competitive life and annuity distribution business.

The transaction is expected to close by early 2016, subject to Phoenix shareholder approval, regulatory approvals and other closing conditions. Phoenix will continue to maintain its business commitments from sales to claims and, during this interim period, its public company obligations.

Founded in 1851, Phoenix has a long history of keeping its promises. We believe this transaction will enable us to maintain that proud tradition in the years ahead. As always, we appreciate the support we receive from all of our key constituents and look forward to continuing to serve you as we transition into this next phase in our company’s history.

Sincerely,
James D. Wehr
President and Chief Executive Officer

One American Row
P.O. Box 5056
Hartford, CT 06102-5056

Important Information For Investors And Stockholders
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of The Phoenix Companies, Inc. by Nassau Reinsurance Group Holdings L.P. In connection with this proposed acquisition, Phoenix may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Phoenix may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PHOENIX ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Phoenix. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Phoenix through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Phoenix will be available free of charge on Phoenix’s internet website at http://www.phoenix.com or by contacting Phoenix’s Investor Relations Director by email at pnx.ir@phoenixwm.com or by phone at 860-403-7100.

Participants in Solicitation
Phoenix, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Phoenix in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of Phoenix is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 31, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 2, 2015, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 which was filed with the SEC on August 10, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on August 10, 2015 and August 11, 2015.
These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.
The Phoenix Companies, Inc.
One American Row
PO Box 5056 Hartford, CT 06102-5056
Tel. 860-403-7100
www.phoenixwm.com

Cautionary Statement Regarding Forward-Looking Statements
The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.  Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this material are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement.  Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this material, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this material, such statements or disclosures will be deemed to modify or supersede such statements in this material.